Exhibit (o)(2)

                                     Form of
                                   Schedule A
                                   ----------
                           Effective October 20, 2003

                              AMENDED AND RESTATED
                    MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS
                                 March 17, 2003


                            Eaton Vance Growth Trust
                            ------------------------

Atlanta Capital Intermediate Bond Fund          Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund           Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund                  Eaton Vance Large-Cap Growth Fund
Eaton Vance Asian Small Companies Fund          Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater China Growth Fund           Eaton Vance Worldwide Health Sciences Fund

                          Eaton Vance Investment Trust
                          ----------------------------

Eaton Vance California Limited Maturity Municipals Fund         Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund            Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund      Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund           Eaton Vance Pennsylvania Limited Maturity Municipals Fund

                          Eaton Vance Municipals Trust
                          ----------------------------

Eaton Vance Alabama Municipals Fund             Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund             Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund            Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund          Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund            Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund         Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund             Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund             Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund            Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund           Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund            Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund       Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund            Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund           Eaton Vance West Virginia Municipals Fund

                         Eaton Vance Municipals Trust II
                         -------------------------------

Eaton Vance Florida Insured Municipals Fund     Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund              Eaton Vance Kansas Municipals Fund

                         Eaton Vance Mutual Funds Trust
                         ------------------------------

Eaton Vance Floating-Rate Fund                            Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Floating-Rate High Income Fund                Eaton Vance Tax-Managed International Growth Fund
Eaton Vance Government Obligations Fund                   Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance High Income Fund                              Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Low Duration Fund                             Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Strategic Income Fund                         Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Tax-Managed Dividend Income Fund              Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund      Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Growth Fund 1.1

                           Eaton Vance Series Trust II
                           ---------------------------

Eaton Vance Income Fund of Boston          Eaton Vance Tax-Managed Emerging Markets Fund

                      Eaton Vance Special Investment Trust
                      ------------------------------------

Eaton Vance Balanced Fund                    Eaton Vance Small-Cap Growth Fund
Eaton Vance Emerging Markets Fund            Eaton Vance Small-Cap Value Fund
Eaton Vance Greater India Fund               Eaton Vance Special Equities Fund
Eaton Vance Large-Cap Core Fund              Eaton Vance Utilities Fund
Eaton Vance Lare-Cap Value Fund


                                       A-2